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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)         April 23, 1998
                                                -------------------------------

                          WSFS FINANCIAL CORPORATION
            ------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                       0-16668                       22-2866913
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(State or Other           (Commission File Number)            (IRS Employer
Jurisdiction of                                           Identification Number)
Incorporation)


838 Market Street, Wilmington, Delaware                              19899
----------------------------------------                           ----------
(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:        (302) 792-6000
                                                     --------------------------














                           Total number of pages 3.


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Item 5.  Other Events


    On April 26, 1998, the registrant announced that it will resume paying quarterly cash dividends to holders of common stock. The Board of Directors declared a regular quarterly cash dividend of $.03 per share of common stock. This dividend is payable on May 20, 1998 to common stockholders of record on May 6, 1998.






























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                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           WSFS Financial Corporation


Date:  April 27, 1998                    /s/   MARVIN N. SCHOENHALS
                                         --------------------------
                                                    Marvin N. Schoenhals
                                          President and Chief Executive Officer